Investor Presentation

May 12, 2014

dealertrack technologies.

Safe Harbor for Forward-Looking Statements

Statements in this press release regarding Dealertrack's expected 2014 performance based on both GAAP and non-GAAP measures, the long-term outlook for its business, and all other statements in this release other than the recitation of historical facts are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). These statements involve a number of risks, uncertainties and other factors that could cause actual results, performance or achievements of Dealertrack to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements.

Factors that that could materially affect such forward-looking statements include: economic trends that affect the automotive retail industry or the indirect automotive financing industry including the number of new and used cars sold; credit availability; reductions in automotive dealerships; increased competitive pressure from other industry participants, including Open Dealer Exchange, RouteOne, CUDL, Finance Express and AppOne; the impact of some vendors of software products for automotive dealers making it more difficult for Dealertrack's customers to use Dealertrack's solutions and services; security breaches, interruptions, failures and/or other errors involving Dealertrack's systems or networks; the failure or inability to execute any element of Dealertrack's business strategy, including selling additional products and services to existing and new customers; Dealertrack's success in implementing an ERP system; the volatility of Dealertrack's stock price; new regulations or changes to existing regulations; the integration of recent acquisitions and the expected benefits, as well as the integration and expected benefits of any future acquisitions that Dealertrack may pursue; Dealertrack's success in expanding its customer base and product and service offerings, the impact of recent economic trends, and difficulties and increased costs associated with raising additional capital; the impairment of intangible assets, such as trademarks and goodwill; the possibility that the expected benefits of our acquisition of Dealer.com may not materialize as expected; failure to successfully integrate the business, infrastructure and employees of Dealer.com; and other risks listed in Dealertrack's reports filed with the Securities and Exchange Commission (SEC), including its most recent Annual Report on Form 10-K. These filings can be found on Dealertrack's website at www.dealertrack.com and the SEC's website at www.sec.gov. Forward-looking statements included herein speak only as of May 12, 2014 and Dealertrack disclaims any obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances, except as required by law.

dealertrack technologies.

Dealertrack Overview

- **Founded in 2001, IPO in 2005**
- **Headquartered in Lake Success, New York**
- **~3,600 employees**
- **2014 Estimated Revenue: $820 million (mid-point of guidance)**
- **2014 Estimated Adjusted EBITDA: $184 million (mid-point of guidance)**

Business Description:

- Provides intuitive and high-value web-based software solutions and services that enhance the efficiency and profitability for all major segments of the automotive retail industry, which includes dealers, lenders, OEMs, third-party retailers, aftermarket providers and other service providers
- Operates the largest online credit application processing networks in the U.S. and Canada

Investment Highlights

- Leading provider of web-based software solutions and services that enhance the efficiency and profitability for all major segments of the automotive retail industry
- Ability to integrate and leverage Dealer.com's innovative digital marketing solutions with Dealertrack's in-store solutions
- Most comprehensive suite of solutions in industry
- Attractive ~$4 billion SaaS and transaction market size provides opportunity for long-term growth
- ~$10 billion digital market opportunity anticipated to double by end of 2018
- Consistent track record of growth and profitability
- Double-digit revenue growth driven through both organic and acquisition opportunities
- Predictable business model with highly visible recurring revenue
- Seasoned management team with extensive industry experience

dealertrack technologies.

Facilitating Workflow in the Dealership

Finance & Insurance (F&I)

Sales and F&I Solutions   Compliance Solutions

Dealer Management Solutions

General Management

Inventory Solutions   Compliance Solutions

Dealer Management Solutions


Internet Lead

Sales

Dealer Management Solutions   Interactive Solutions

Sales and F&I Solutions   Digital Marketing Services

Inventory Solutions   Digital Retailing Solutions

Fixed Operations

Dealer Management Solutions

dealertrack technologies.

Dealertrack's Network

Third Party Integrations

Aftermarket providers, accessory providers, OEMs and OpenTrack partners

Dealers

20,719 active U.S. auto dealers on Dealertrack's network

23,624 dealers with Dealertrack subscriptions

(U.S. & Canada)

dealertrack technologies

Lenders

1,443 U.S. lenders connected to credit application network

Other Information and Service Providers

Credit bureaus, used car value guides, identity verification services

Reflects business as of December 31, 2013.

Record Dealership Sales and Profitability Encourages Investment in Technology-enabled Solutions

- Average dealership revenue and profitability is at its highest level in over 15 years
- Dealership optimism index is at its highest level since 1994
- High-readiness to invest in marketing and productivity solutions

Dealership Financial Performance



($ in millions)
(EBT%)
$40
$35
$30
$25
$20
$15
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Sales ($mm)
EBT%

Source: NADA Industry Analysis Division.
EBT represents Earnings before tax.

dealertrack technologies.

Subscription-Based Solutions

Dealer Management Solutions

DMS accounting system for dealers that provides easy-to-use tools and data to enhance efficiency.

Inventory Solutions

Desktop and mobile tools to help manage and merchandise inventory to achieve faster turns and higher profits.

Sales and F&I Solutions

Streamlines the entire vehicle sales and purchase process, while helping dealers meet legal and regulatory requirements.

Digital Marketing Solutions

Digital marketing and digital retailing solutions enabling dealers to move more of the in-store sales process online.

Significant Opportunity to Further Penetrate the Market


Addressable franchise and independent dealers
Bookout
Compliance
Deal Transfer
Desking
DMS*
eContracting
Inventory
Menu
Digital Marketing - Advertising
Digital Marketing - Websites
Transport
30,000
25,000
20,000
15,000
10,000
5,000
Market Opportunity
Current Clients

** Top franchise groups not included in DMS market opportunity.*

The Power of Dealertrack's Subscription Solutions

Number of Dealers with a Dealertrack Subscription Solution


4.8% growth
32.5% growth
24,000
18,000
12,000
6,000
0
10,722
13,209
14,342
13,852
13,996
16,003
17,619
18,464
17,832
23,624
2006
2007
2008
2009
2010
2011 (1)
2012 (2)
2013 (3)
1Q'13 (3)
1Q'14 (3)

Average Monthly Dealership Spend (as of Last Month in Period)


8.3% growth
29.7% growth
$1,000
$750
$500
$250
$0
$415
$474
$550
$678
$749
$690
$708
$767
$737
$956
2006
2007
2008
2009
2010
2011 (1)
2012 (2)
2013 (3)
1Q'13 (3)
1Q'14 (3)

Note: All numbers represent end of period.
1. *Excludes impact of ALG and Chrome.*
2. *Excludes impact of ALG, Chrome and CentralDispatch.*
3. *Excludes impact of CentralDispatch.*

dealertrack technologies.

Transaction-Based Solutions

Sales and F&I Solutions

Largest online credit application processing networks in the U.S. and Canada

Processing Solutions

Electronic motor vehicle registration, lien and titling, and digital document services

dealertrack technologies.

Growing Number of Transactions in Car Buying Process

Dealer	Lender	Lender	Dealer	Lender
			 NEW YORK THE EMPIRE STATE	
Verify ID* and pull credit bureau	Submit credit application	Process contract**	Vehicle registration	Title and lien administration
~1 to 2 transactions	~2 to 4 transactions	~1 to 2 transactions	~1 transaction	~1 to 2 transactions
$0.05 to $1.00	$1.50 to $5.00	$2.50 to $5.00	$2.00 to $20.00	$1.50 to $5.00



Processing an increasing number of transactions on a single car sale through Dealertrack's network

** Verification services can either be transaction or subscription revenue.*
*** Additional contract related transactions can occur based on lenders' participation in digital document services.*
Note: Not all cars sold are processed through the Dealertrack's network.
Dollar amounts are illustrative of US pricing and may not reflect actual pricing.

dealertrack technologies.

ELT & Electronic Markets and Dealertrack Footprints


Both ELT and Electronic Registrations (Market)
Electronic Registrations Only (Market)
ELT Only (Market)
Dealertrack ELT
Dealertrack Electronic Registrations
WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
KY
TN
MS
AL
OH
WV
VA
NC
SC
GA
FL
PA
NY
VT
NH
ME
MA
RI
CT
NJ
DE
MD
AR
HI

dealertrack technologies.

Transaction Revenue Drivers
Car Sales Continue to Improve

Two primary drivers of Dealertrack's transaction revenue are car sales and consumer credit availability.

New Car Sales by Franchised Dealers



(units in millions)
18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
16.9
17.0
16.5
16.2
13.2
10.4
11.6
12.8
14.5
15.6
16.2
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014E
TRAK Guidance

Used Car Sales by Franchised Dealers



(units in millions)
18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
16.0
16.5
14.3
14.3
13.2
12.8
12.8
13.8
14.9
15.7
15.9
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014E
TRAK Guidance

Source: New car sales – Automotive News. Used car sales – CNW Research.

dealertrack technologies.

Predictable Transaction Revenue with Baseline Revenue Approaching $200 Million Annually

North American Cars by Franchise Dealers

(units in millions)



40.0
30.0
20.0
10.0
0.0
33.9
33.5
29.7
26.5
27.7
29.5
32.9
34.8
7.0
2006
2007
2008
2009
2010
2011
2012
2013
1Q'14

Average Transaction Revenue per Car Sold



$12.0
$9.0
$6.0
$3.0
$0.0
$4.4
$5.6
$6.0
$5.4
$5.5
$6.6
$7.0
$8.1
$11.2
2006
2007
2008
2009
2010
2011*
2012
2013**
1Q'14**

* Increase reflects addition of RTS and CMS solutions.
** Increase reflects addition of Casey & Casey and VINtek solutions.

Approx. Exclusivity: Credit Apps 20%, Contracting 30%, CMS 25%

	22.5	25.0	27.5	30.0	32.5	35.0
$5.50	123.8	137.5	151.3	165.0	178.8	192.5
$6.00	135.0	150.0	165.0	180.0	195.0	210.0
$6.50	146.3	162.5	178.8	195.0	211.3	227.5
$7.00	157.5	175.0	192.5	210.0	227.5	245.0
$7.50	168.8	187.5	206.3	225.0	243.8	262.5
$8.00	180.0	200.0	220.0	240.0	260.0	280.0

Baseline car sales of 25.0 to 27.5 million annually and revenue generated per car sold of $7.00 to $7.50 forecast minimum annual recurring transaction revenue of **$175 million to $206 million**.

Source: New car sales – Automotive News. Used car sales – CNW Research, Canada New – Desrosiers, Canada Used – DT Est.

dealertrack technologies.

The Power of Dealertrack's Network
Growth in Dealers, Lenders and # of Transactions

Active Dealers and Lenders in Dealertrack's U.S. Network



5.1% growth
3.4% growth
25,000
20,000
15,000
10,000
5,000
0
1,600
1,400
1,200
1,000
800
600
400
200
0
22,147
22,043
19,652
16,690
16,829
17,543
19,067
20,046
20,041
20,719
370
536
733
823
970
1,120
1,261
1,410
1,291
1,443
11.8% growth
11.8% growth
2006
2007
2008
2009
2010
2011
2012
2013
1Q'13
1Q'14
Active Dealers
Lenders

Number of Transactions



(in millions)
16.1% growth
18.5% growth
120.0
90.0
60.0
30.0
0.0
71.5
90.9
79.7
51.4
49.4
74.5
87.8
101.9
24.1
28.6
2006
2007
2008
2009
2010
2011
2012
2013
1Q'13
1Q'14

Note: Numbers represent end of period.

dealertrack technologies.

Dealertrack's Core Growth Strategy

Additional Market Share Gains	• New lender relationships • New subscribing dealer relationships
Greater Wallet Share of Existing Customers	• Providing a comprehensive suite of solutions makes marketing and cross-selling easier • Increases stickiness of customer relationships • Better facilitates end-to-end workflow solutions
New Products and Services	• Innovate new features, functions and integration for products • Add value to subscription products to improve dealership efficiency and profitability • Enhance core credit application functionality
Strategic Acquisitions	• Acquire complementary technologies and services to increase operating leverage • Leverage Dealertrack's networks for distribution of new products and services

M&A Complements Organic Growth


>25 M&A Transactions in the past 13 years
Innovative New Product Launches
Credit Focus
F&I / Compliance / Data Focus
End-End Technology Provider
Workflow & Innovation
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013 & 2014
- WebAlg
- Credit App 1.0
- CreditConnection
- Desking
- PaymentTrack
- eContracting
- dealerAccess
- LeaseLink
- NADA BookOut
- Website Plus
- GoBig Menu
- ALG (sold 10/1/11)
- Chrome (JV 1/1/12)
- IPO
- Launch eMenu
- DealerWire
- DealerWare
- GlobalFax
- DealWatch
- Desking
- SalesMaker
- Arkona
- Curomax
- ASM
- InventoryPro
- AAX
- TradeTracker
- Polk AIC
- triVIN
- OpenTrack
- Inventory 3.0
- iOS
- Price Driver
- Canada DMS
- eCarlist
- CentralDispatch
- ClickMotive
- iCONNECT
- SmartFind
- PaymentDriver
- FinanceDriver
- Casey & Casey
- CFM
- VINtek
- Nexteppe
- Dealer.com
- eMenu for iPad
- Inventory+
- DMS 2.0
- DT 2.0 (Honda)
- TradeDriver

Vision:

Deliver the market leading suite of integrated technologies capable of transforming auto retailing

dealertrack technologies.

Financial Highlights

- Seventeen consecutive quarters of year-over-year revenue growth
- Diversified transaction revenue outpacing car sales growth
- Advertising revenue now a significant contributor to our overall business
- Over 40% of revenue from recurring subscription services
- Strong subscription renewal rates
- Operating leverage drives long-term margin potential
- Proven acquisition strategy complements healthy organic growth

dealertrack technologies.

Strong Revenue Growth

Annual Revenue

($ and transactions in millions)



$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
240
180
120
60
0
$481.5
$22.9
$276.9
$181.7
$388.8
$18.7
$225.0
$145.1
87.8
101.9
$353.3
$21.8
$184.9
$146.6
74.5
$243.8
$18.3
$102.0
$123.5
49.4
$225.6
$16.3
$94.4
$114.9
51.4
$242.7
$15.6
$132.4
$94.7
79.7
$233.8
$11.4
$147.3
$75.1
90.9
$173.3
$7.2
$112.7
$53.4
71.5
2006
2007
2008
2009
2010
2011
2012
2013
Advertising & Other Revenue
Subscription Revenue
Transaction Revenue
Transactions

Quarterly Revenue

($ and transactions in millions)



$200.0
$160.0
$120.0
$80.0
$40.0
$0.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
$91.6
$4.2
21.8
$54.1
$33.3
$96.4
$5.0
22.6
$57.5
$33.9
$99.1
$4.6
22.7
$58.8
$35.7
$101.8
$5.0
20.8
$54.6
$42.2
$109.1
$4.9
24.1
$61.4
$42.8
$121.8
$5.5
26.2
$71.6
$44.6
$124.6
$5.8
27.2
$73.5
$45.3
$126.1
$6.7
24.5
$70.3
$49.1
$158.8
$19.1
28.6
$77.7
$62.0
1Q'12
2Q'12
3Q'12
4Q'12
1Q'13
2Q'13
3Q'13
4Q'13
1Q'14
Advertising & Other Revenue
Subscription Revenue
Transaction Revenue
Transactions

Note: Numbers may not add due to rounding.

dealertrack technologies.

Strong Adj. EBITDA and Cash Flow Trends

Annual Adj. EBITDA and Margin

($ in millions)



$125
$100
$75
$50
$25
$0
50%
40%
30%
20%
10%
0%
$77
$62
$48
$53
$86
$97
$118
33%
26%
21%
22%
24%
25%
24%
2007
2008
2009
2010
2011
2012
2013
Adj. EBITDA
Adj. EBITDA Margin

Annual Cash Flow from Operations

($ in millions)



$100
$80
$60
$40
$20
$0
50%
40%
30%
20%
10%
0%
$57
$62
$46
$34
$65
$71
$82
24%
25%
20%
14%
18%
18%
17%
2007
2008
2009
2010
2011
2012
2013
Cash Flow from Operations
Operating Cash Flow Margin

Quarterly Adj. EBITDA and Margin

($ in millions)



$40
$30
$20
$10
$0
40%
30%
20%
10%
0%
$19
$25
$27
$26
$24
$33
$33
$28
$31
21%
26%
27%
25%
22%
27%
26%
22%
19%
1Q'12
2Q'12
3Q'12
4Q'12
1Q'13
2Q'13
3Q'13
4Q'13
1Q'14
Adj. EBITDA
Adj. EBITDA Margin

Annual Adjusted Net Income

($ in millions)



$60
$45
$30
$15
$0
$44
$35
$20
$22
$43
$49
$59
2007
2008
2009
2010
2011
2012
2013

dealertrack technologies.

Investment Highlights

- Leading provider of web-based software solutions and services that enhance the efficiency and profitability for all major segments of the automotive retail industry
- Ability to integrate and leverage Dealer.com's innovative digital marketing solutions with Dealertrack's in-store solutions
- Most comprehensive suite of solutions in industry
- Attractive ~$4 billion SaaS and transaction market size provides opportunity for long-term growth
- ~$10 billion digital market opportunity anticipated to double by end of 2018
- Consistent track record of growth and profitability
- Double-digit revenue growth driven through both organic and acquisition opportunities
- Predictable business model with highly visible recurring revenue
- Seasoned management team with extensive industry experience

Appendix

dealertrack technologies.

Transaction Revenue Drivers
Unsustainable Turnover Ratio

The turnover ratio, while lower than the peak of 27 years, remains higher than the historical average. We anticipate this ratio will decline over the next several years due to further growth in new car sales.



U.S. Fleet Turnover
Total Registered Vehicles divided by Annual Sales Rate
Recession
Fleet Turnover
Years
30
25
20
15
10
5
0
Jan-67 Jan-68 Jan-69 Jan-70 Jan-71 Jan-72 Jan-73 Jan-74 Jan-75 Jan-76 Jan-77 Jan-78 Jan-79 Jan-80 Jan-81 Jan-82 Jan-83 Jan-84 Jan-85 Jan-86 Jan-87 Jan-88 Jan-89 Jan-90 Jan-91 Jan-92 Jan-93 Jan-94 Jan-95 Jan-96 Jan-97 Jan-98 Jan-99 Jan-00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11 Jan-12 Jan-13 Jan-14
http://www.calculatedriskblog.com/
Sources: BEA, DOT

dealertrack technologies.

Transaction Revenue Drivers
Used Car Supply Will Grow

Used Car Supply: Industry History and Trends

(units in millions)



30.0
25.0
20.0
15.0
10.0
5.0
0.0
23.0
23.6
23.8
23.8
24.0
24.0
24.1
23.7
22.9
22.1
20.8
18.8
18.3
18.0
18.5
19.2
20.6
21.8
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013E
2014E
2015E
2016E
2017E
2018E

Source: ALG TrueCar. Data represents used market vehicles aged seven years or less.

dealertrack technologies.

Transaction Revenue Drivers
Increasing Application Submissions

Submissions per unique applicant have been rising back to 2008 levels.

Monthly Submissions per Applicant for New and Used Cars



1.00
0.95
0.90
0.85
0.80
0.75
0.70
0.65
0.60
Down 330 bps
More than halfway back to Jan. 2008 levels
Today: 0.88
Trough, July 2009: 0.67
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14

Source: New car sales – Automotive News. Used car sales – CNW Research.

dealertrack technologies.

Transaction Revenue Drivers
Credit Approval Trends Improving

During the credit crisis, auto loan application approval rates fell significantly but have been rebounding since 2010. Approval rates for prime and near-prime borrowers are back to pre-credit crisis levels.

Auto Loan Application Approval Rates



100%
80%
60%
40%
20%
0%
Jan-07
Mar-08
May-09
Aug-10
Oct-11
Jan-13
Mar-14
96.2%
87.8%
13.3%
750+ Prime
620-749 Near-Prime
619- Sub-Prime

Source: CNW Marketing Research.

dealertrack technologies.

Transaction Revenue Drivers
Lender to Dealer Relationships Growing

During the credit crisis, the number of LDRs* declined significantly due to dealership closure / consolidation and lenders exiting indirect auto lending. This metric has risen as credit has improved, dealership closures have abated and lenders have deployed more capital into auto lending.

Dealertrack Technologies U.S. Lender to Dealer Relationships



(in 000s)
1,443
578
10.0 9.2 8.5 8.0 7.1 6.9 7.0 7.1 7.6 8.1 8.2 8.3 8.8 8.9 9.2 9.4 9.4 9.5 9.4 9.2 9.1 9.1 9.5 9.5 9.8
224 199 179 158 134 124 120 118 130 138 139 140 152 158 161 165 172 178 179 175 182 184 192 191 203
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
LDRs(1)
Lenders(2)
Avg # of lenders per dealer

1. *Each lender to dealer relationship (LDR) represents a pair between an active U.S. lender and an active U.S. dealer on the Dealertrack's network.*
2. *Active lenders per dealer defined as LDRs divided by active U.S. dealers.*

dealertrack technologies.

Transaction Revenue Drivers
Auto ABS Issuance is Strengthening

Auto loan asset-backed securities (ABS) issuance is at its highest level since 2007 and continues to improve.

Consumer Credit Trends

($ in millions)



$1,000,000
$100,000
$10,000
$1,000
$100
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Auto
Credit Cards
Home Equity

Source: SIFMA US Asset-Backed Securities Issuance.

dealertrack technologies.

Selected Competitive Landscape

DMS / Sales Subscription Products

ADP Dealer Services

Reynolds & Reynolds

ristken software • services

asi autosoft international

Other niche players (Compliance / Menu / Desking)

Credit Application Network

CUDL

OPENDEALER EXCHANGE

RouteOne

FINANCE EXPRESS

appone

Other niche players

Vehicle Registration / Title Management

TitleTec

CVR FAST · SECURE · CERTIFIED

ASSURANT

Inventory Management Solutions

FIRSTLOOK

vAuto LIVE MARKET VIEW

CarsArrive Network Where shippers and carriers meet.™

uShip

Digital Marketing Solutions (Websites & Advertising)

AutoTrader.com

Dominion DEALER SOLUTIONS

Cobalt

Note: Selected list may not include all competitors.

dealertrack technologies.

Number of U.S. Franchised Auto Dealerships

The recession and OEM bankruptcies resulted in franchised dealership closures and consolidation. We believe the level of U.S. auto dealerships has stabilized after decreasing from 2007 to 2012.

Number of U.S. Franchised Auto Dealerships


21,725
21,650
21,640
21,495
21,200
20,770
20,010
18,460
17,700
17,540
17,635
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

Source: NADA. Number of dealerships as of January 1 each year.

dealertrack technologies.

New and Used Car Sales

U.S. - New and Used Car Sales

(in 000s)

		4Q12	1Q13	2Q13	3Q13	4Q13	Jan-14 (2014)	Feb-14 (2014)	Mar-14 (2014)	1Q14 (2014)	Y/Y (Growth)	Q/Q (Growth)
NEW	SAAR [1]	15,103	15,297	15,517	15,710	15,710	15,200	15,360	16,390	15,650	2.3%	(0.4%)
	Actual Units [1]	3,592	3,689	4,132	3,952	3,809	1,011	1,192	1,537	3,741	1.4%	(1.8%)
	Fleet [2]	576	790	803	557	601	186	246	351	783	(24.4%)	(0.6%)
	Retail	3,016	2,898	3,329	3,396	3,208	826	947	1,186	2,958	2.1%	(7.8%)
	Financed [3]	2,518	2,433	2,820	2,920	2,714	665	816	965	2,446	0.5%	(9.9%)
	Cash [4]	462	465	508	475	493	161	131	221	513	10.1%	3.9%
USED	Actual Units [5]	3,413	2,665	4,633	4,733	3,682	851	729	1,097	2,677	0.5%	(27.3%)
	Financed [5]	2,137	1,774	3,096	3,352	2,677	605	519	779	1,904	7.3%	(28.9%)
	Cash [5]	1,276	890	1,536	1,381	1,006	246	210	317	773	(13.2%)	(23.1%)
TOTAL	Actual Units	7,005	6,353	8,765	8,686	7,491	1,862	1,922	2,634	6,418	1.0%	(14.3%)
	Retail Units	6,430	5,563	7,961	8,129	6,890	1,677	1,676	2,283	5,635	1.3%	(18.2%)
	Fleet	576	790	803	557	601	186	246	351	783	(0.9%)	30.2%
	Financed	4,655	4,208	5,917	6,273	5,391	1,270	1,335	1,744	4,350	3.4%	(19.3%)
	Cash	1,775	1,356	2,044	1,856	1,499	406	341	539	1,286	(5.2%)	(14.2%)

Note: Numbers may not add due to rounding.

(1) Source: Automotive News.
(2) Source: JD Power.
(3) Estimated.
(4) Source: AutoCount.
(5) Source: CNW Marketing Research.

dealertrack technologies.

Reconciliation of GAAP Net Income to Non-GAAP Financial Measures

Adjusted EBITDA Reconciliation

($ millions)	2011	2012	2013	1Q14
Net income (loss)	$65.1	$20.5	$5.9	($11.6)
Interest income	(0.3)	(0.7)	(0.5)	(0.1)
Interest expense - cash	0.9	3.4	3.8	2.7
Interest expense - non-cash	-	7.4	9.5	3.2
Provision for (benefit from) income tax	(2.4)	12.2	(1.3)	(4.6)
Depreciation of property and equipment and amortization of capitalized software and website costs	21.0	23.3	31.0	10.6
Amortization of acquired identifiable intangibles	29.7	28.3	31.5	20.7
EBITDA	**$114.0**	**$94.4**	**$79.8**	**$20.8**
Gain on disposal of subsidiary and sale of other assets	(47.3)	(33.2)	-	(9.8)
Restructuring, integration and other related costs	1.2	1.5	6.8	5.8
Acquisition-related and other professional fees	4.8	2.7	5.2	7.0
Change in fair value of warrants	(1.0)	6.3	-	-
Acquisition related consideration changes and compensation	(1.1)	1.8	2.0	0.9
Rebranding expense	-	1.9	2.1	-
Amortization of equity method investment basis difference	-	4.0	2.8	0.5
Realized (gain) loss on securities	(0.4)	-	(0.4)	-
Contra-revenue	4.2	4.2	4.9	1.2
Adjusted EBITDA – Previous presentation (non-GAAP)	**$74.4**	**$83.7**	**$103.3**	**$26.4**
Stock-based Compensation	11.5	13.6	14.4	4.1
Adjusted EBITDA (non-GAAP)	**$85.9**	**$97.3**	**$117.7**	**$30.5**

dealertrack technologies.

Reconciliation of GAAP Net Income to Non-GAAP Financial Measures (cont.)

Adjusted Net Income Reconciliation

($ millions)	2011	2012	2013	1Q14
Net income (loss)	$65.1	$20.5	$5.9	($11.6)
Deferred tax asset valuation allowance (non-taxable)	(25.1)	-	-	-
Amended state tax returns – benefits (non-taxable)	(0.2)	-	(0.0)	-
Stock-based compensation expense (excluding restructuring costs)	11.5	13.6	14.4	4.1
Integration and other related costs (including stock-based compensation)	1.2	1.6	7.0	6.5
Amortization of acquired identifiable intangibles	29.7	28.3	31.5	20.7
Acquisition-related and other non-recurring professional fees	4.7	2.7	5.2	7.0
Realized (gain) on securities (non-taxable)	(0.4)	-	(0.4)	-
Gain on sale or disposal of subsidiary	(47.3)	(33.2)	-	(9.8)
Change in fair value of warrents	(1.0)	6.3	-	-
Acquisition related earn-out compensation expense, net	(1.1)	1.8	2.0	0.9
Contra-revenue	4.2	4.2	4.9	1.2
Interest expense - non-cash (not tax impacted)	-	7.4	9.5	3.2
Amortization of equity method investment basis difference	-	4.0	2.8	0.5
Accelerated depreciation of certain technology assets	-	1.0	-	-
Rebranding expense	-	1.9	2.1	-
Tax impact of adjustments	2.1	(11.1)	(26.2)	(11.1)
Adjusted Net Income (non-GAAP)	**$43.4**	**$49.1**	**$58.8**	**$11.5**

dealertrack technologies.

Reconciliation of GAAP Net Income to Non-GAAP Financial Measures by Income Statement Category

DEALERTRACK TECHNOLOGIES, INC.
Reconciliation of GAAP Net Loss to Non-GAAP Adjusted Net Income
(Dollars in thousands)
(Unaudited)

	Three Months Ended March 31, 2014	Ref	Three Months Ended March 31, 2013
GAAP net loss	$ (11,642)		$ (34)
Adjustments:			
Interest expense - non-cash (not tax-impacted)	3,170	E	2,502
Amortization of acquired identifiable intangibles	20,696	1	7,516
Stock-based compensation	4,125	2	3,271
Contra-revenue	1,157	A	1,354
Gain on sale of investment	(9,628)	F	-
Acquisition-related and other professional fees	6,974	D	485
Acquisition-related contingent consideration changes and compensation expense, net	929	3	55
Integration and other related costs	6,481	4	799
Rebranding expense	-	D	1,646
Amortization of equity method investment basis	547	G	706
Amended state tax returns impact (non-taxable)	-	H	56
Tax impact of adjustments	(11,120)	H	(5,900)
Adjusted net income (non-GAAP)	$ 11,486		$ 12,036
Additional classification details:			
Amortization of acquired identifiable intangibles	$ 20,696	1	$ 7,516
Revenue	-	A	13
Cost of revenue	20,696	B	7,503
Stock-based compensation	$ 4,125	2	$ 3,271
Cost of revenue	276	B	271
Research and development	752	C	589
Selling, general and administrative	3,098	D	2,411
Acquisition-related contingent consideration changes and compensation expense, net	$ 929	3	$ 55
Cost of revenue	36	B	47
Research and development	-	C	19
Selling, general and administrative	893	D	(11)
Integration and other related costs	$ 6,480	4	$ 799
Cost of revenue	3,949	B	462
Research and development	1,059	C	-
Selling, general and administrative	1,472	D	337
Depreciation and amortization	$ 9,906	I	$ 6,581
Cost of revenue	7,602		4,605
Research and development	806		576
Selling, general and administrative	1,987		1,400
Accelerated depreciation of certain assets	(489)		-

DEALERTRACK TECHNOLOGIES, INC.
Proforma Reconciliation of GAAP Net Loss to Non-GAAP Measures
(Dollars in thousands)
(Unaudited)

Three Months Ended March 31, 2014	GAAP As Reported Net Loss	Ref	Adjustments	Non-GAAP Adjusted Net Income	Ref
Net revenue	$ 158,808	A	1,157	$ 159,965	
Cost of revenue	89,907	B	(24,957)	64,950	
Research and development	24,048	C	(1,811)	22,237	
Selling, general and administrative	67,486	D	(12,434)	55,052	
Total operating expenses	181,441		(39,202)	142,239	
Loss from operations	(22,633)		40,359	17,726	
Interest expense, net	(5,810)	E	3,170	(2,640)	J
Other income, net	709		-	709	
Gain on sale of investment	9,628	F	(9,628)	-	
Earnings from equity method investment, net	1,625	G	547	2,172	
Loss before benefit from income taxes, net	(16,481)		34,448	17,967	
Benefit / (Provision) from income taxes, net	4,839	H	(11,120)	(6,481)	K
Net loss	$ (11,642)		$ 23,328	$ 11,486	
EBITDA Adjustments:					
Depreciation and amortization				$ 9,906	I
Interest expense, net				2,640	J
Benefit from income taxes, net				6,481	K
Adjusted EBITDA				$ 30,513	

Three Months Ended March 31, 2013	GAAP As Reported Net Loss	Ref	Adjustments	Non-GAAP Adjusted Net Income	Ref
Net revenue	$ 109,059	A	1,367	$ 110,426	
Cost of revenue	48,210	B	(8,083)	40,127	
Research and development	17,650	C	(628)	17,022	
Selling, general and administrative	42,468	D	(4,848)	37,620	
Total operating expenses	108,328		(13,559)	94,769	
Income from operations	731		14,926	15,657	
Interest expense, net	(3,440)	E	2,502	(938)	J
Other income, net	66		-	66	
Earnings from equity method investment, net	1,219	G	706	1,925	
Loss before benefit from income taxes, net	(1,204)		17,914	16,710	
Benefit / (Provision) from income taxes, net	1,170	H	(5,844)	(4,674)	K
Net loss	$ (34)		$ 12,070	$ 12,036	
EBITDA Adjustments:					
Depreciation and amortization				$ 6,581	I
Interest expense, net				938	J
Provision for income taxes, net				4,674	K
Adjusted EBITDA				$ 24,229	

dealertrack technologies.

Operating Expense Reclassification

	Three Months Ended March 31, 2013					
Operating Expenses:	**Historic**	**Adjustment**	**Adjusted**			
Cost of revenue	$ 63,188	$ (14,978)	$ 48,210			
Product development	3,630	(3,630)	—			
Research and development	—	17,630	17,630			
Selling, general and administrative	41,490	978	42,468			
Total operating expenses	$ 108,308	$ —	$ 108,308			
	Three Months Ended June 30, 2013			**Six Months Ended June 30, 2013**		
Operating Expenses:	**Historic**	**Adjustment**	**Adjusted**	**Historic**	**Adjustment**	**Adjusted**
Cost of revenue	$ 67,587	$ (15,590)	$ 51,997	$ 130,775	$ (30,568)	$ 100,207
Product development	4,064	(4,064)	—	7,694	(7,694)	—
Research and development	—	18,269	18,269	—	35,899	35,899
Selling, general and administrative	42,502	1,385	43,887	83,992	2,363	86,355
Total operating expenses	$ 114,153	$ —	$ 114,153	$ 222,461	$ —	$ 222,461
	Three Months Ended September 30, 2013			**Nine Months Ended September 30, 2013**		
Operating Expenses:	**Historic**	**Adjustment**	**Adjusted**	**Historic**	**Adjustment**	**Adjusted**
Cost of revenue	$ 70,199	$ (16,341)	$ 53,858	$ 200,974	$ (46,909)	$ 154,065
Product development	3,952	(3,952)	—	11,646	(11,646)	—
Research and development	—	18,447	18,447	—	54,346	54,346
Selling, general and administrative	43,519	1,846	45,365	127,511	4,209	131,720
Total operating expenses	$ 117,670	$ —	$ 117,670	$ 340,131	$ —	$ 340,131
	Three Months Ended December 31, 2013			**Year Ended December 31, 2013**		
Operating Expenses:	**Historic**	**Adjustment**	**Adjusted**	**Historic**	**Adjustment**	**Adjusted**
Cost of revenue	$ 76,606	$ (20,745)	$ 55,861	$ 277,580	$ (67,654)	$ 209,926
Product development	3,555	(3,555)	—	15,201	(15,201)	—
Research and development	—	21,912	21,912	—	76,258	76,258
Selling, general and administrative	50,188	2,388	52,576	177,699	6,597	184,296
Total operating expenses	$ 130,349	$ —	$ 130,349	$ 470,480	$ —	$ 470,480
				Year Ended December 31, 2012		
Operating Expenses:				**Historic**	**Adjustment**	**Adjusted**
Cost of revenue				$ 220,695	$ (45,223)	$ 175,472
Product development				11,732	(11,732)	—
Research and development				—	53,616	53,616
Selling, general and administrative				142,518	3,339	145,857
Total operating expenses				$ 374,945	$ —	$ 374,945

dealertrack technologies.

Revenue Adjusted for Acquisitions

($ in millions)

Year over Year Comparison

	3 Months Ended March 31, 2013			3 Months Ended March 31, 2014		
		Acquisitions			Acquisitions	
Y/Y Comparison	As Reported	Adj'ments (2)	Adjusted	As Reported	Adj'ments (1)	Adjusted
Transaction Revenue	$61.4	$0.0	$61.4	$77.7	($6.5)	$71.2
Subscription Revenue	42.8	$33.6	$76.4	62.0	$24.4	86.4
Other Revenue	4.9	$21.7	$26.6	19.1	$22.5	41.6
Total Revenue	$109.1	$55.3	$164.4	$158.8	$40.4	$199.2

Growth, Y/Y	As Reported '13 vs Adjusted '12	As Reported vs As Reported	Organic Growth
Transaction Revenue	26.7%	26.7%	16.1%
Subscription Revenue	(18.9%)	44.9%	13.1%
Other Revenue	(28.2%)	288.5%	56.3%
Total Revenue	(3.4%)	45.6%	21.2%

Sequential Quarterly Comparison

	3 Months Ended December 31, 2013			3 Months Ended March 31, 2014		
		Acquisitions			Acquisitions	
Q/Q Comparison	As Reported	Adj'ments (2)	Adjusted	As Reported	Adj'ments (1)	Adjusted
Transaction Revenue	$70.3	$0.0	$70.3	$77.7	$0.0	$77.7
Subscription Revenue	49.1	36.2	85.3	62.0	24.4	86.4
Other Revenue	6.7	29.9	36.5	19.1	22.5	41.6
Total Revenue	$126.1	$66.0	$192.2	$158.8	$46.9	$205.7

Growth, Q/Q	As Reported '13 vs Adjusted '13	As Reported vs As Reported	Organic Growth
Transaction Revenue	10.5%	10.5%	10.5%
Subscription Revenue	(27.3%)	26.2%	1.3%
Other Revenue	(47.7%)	186.6%	13.9%
Total Revenue	(17.4%)	25.9%	7.1%

1. *Adjustments for RTS, VINtek, CFM and Dealer.com acquisitions.*
2. *Adjustments for VINtek, CFM and Dealer.com acquisitions.*
3. *Adjusted for Pro forma revenue growth as if acquisitions were included in prior results.*

dealertrack technologies.

2014E Full Year Earnings Guidance and Assumptions

Guidance Measure	Range	Comments
Revenue	$814.0-$826.0 million	Net of $5.0 million contra revenue. $250 to $260 million contribution from Dealer.com
GAAP Net Loss	$(12.0)-$(18.0) million	
GAAP Net Loss per Share (Diluted)	$(0.23)-$(0.34)	
Adjusted EBITDA	$180.0-$188.0 million	
Adjusted Net Income (ANI)	$78.0-$84.0 million	
ANI per Share (Diluted)	$1.42-$1.53	
Capital Expenditures	$84.0-$87.0 million	Reflects impact of Casey & Casey, CFM, VINtek, Nexteppe and Dealer.com acquisitions

Guidance Assumption	Assumption	Comments
New Car Sales by Franchise Dealers	16.2 million units	
Used Car Sales by Franchise Dealers	15.9 million units	
Weighted Average Shares Outstanding (Diluted)	55.0 million (Non-GAAP) 53.0 million (GAAP)	Additional potential impact of dilution from combination of convertible debt above warrant trigger and change in current stock price is not included in share count
Costs Addbacks for Non-GAAP Measures	$32.0 million	Includes certain acquisition related costs, including integration costs, professional fees and other related costs, and acquisition related compensation expense.
Effective Tax Rate on Add-backs for Non-GAAP Measures	36%	
Effective Tax Rate on Add-backs for GAAP Net Income	36%	